Heckmann Corporation Q4:2012 Earnings Conference Call Presentation March 11 , 2013 Exhibit 99.3 th

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This presentation may contain "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act
of 1995.  Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts,"
"potential," "continue," and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements include, without limitation, forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied herein.  Such risk factors include, among others:
difficulties encountered in acquiring and integrating businesses, including Badlands Power Fuels, LLC (“Power Fuels”); whether certain markets grow as anticipated; and the competitive and regulatory environment.  Additional risks and uncertainties are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December
31, 2011, as well as the Company's other reports filed with the United States Securities and Exchange Commission and are available at http://www.sec.gov/ as well as the
Company's website at http://heckmanncorp.com/.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.  Neither Heckmann,
Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.
ABOUT NON-GAAP FINANCIAL MEASURES:
This presentation contains non-GAAP financial measures as defined by the rules and regulations of the SEC.  A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of Heckmann; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to this presentation.
These non-GAAP financial measures are provided because our management uses these financial measures in maintaining and evaluating our ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators.
Management believes that excluding items such as acquisition expenses, amortization of intangible assets and stock-based compensation, among other items that are inconsistent in amount and frequency (as with acquisition and earn-out expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of our current operating performance and comparisons to the past and future operating performance. We believe that providing non-GAAP financial measures such as EBITDA, and Adjusted EBITDA, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by our management in its financial and operational decision-making. EBITDA represents net income (loss) before interest expense, net, income tax (benefit) provision, depreciation and amortization. Adjusted EBITDA represents EBITDA as further adjusted for items that management does not consider reflective of our core operating performance. EBITDA and Adjusted EBITDA are supplemental measures of our performance and our ability to service debt that are not required by, or presented in accordance with, GAAP. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP, or as alternatives to cash flow from operating activities as measures of our liquidity. In addition, our measurements of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as a comparative measure.

Financial Review 3

Q4 and FY2012 Commentary
Power Fuels merger closed November 30 – reported Q4 results reflect only December contribution from
Power Fuels
2012 growth – increased revenues by 124% to $352.0 million and Adjusted EBITDA by 116% to $61.6 million compared to 2011, based on both our M&A activity as well as organic growth
Transitional quarter
Q4 results include a number of one-time and non-recurring items – deal/integration-related items, tax benefit from reversal of valuation allowance, etc.
Q4 industry activity consistent with management expectation – slower activity level in 2H ’12 vs. 1H ‘12
Activity declines exceeded normal seasonal factors
Drilling efficiencies pulled E&P capital expenditures forward in the year, so E&P clients spent capital faster than their budgets anticipated
Impact of ‘fiscal cliff’ and election made companies reticent to announce expanded capex budgets in late
Q3 and Q4 to maintain activity levels
Limited capex in 2H ’12 – worked closely with our customers and reduced our capex, which totaled $11.8 million for the second half of the year, helping us build our cash position during 2H ’12
Strong liquidity – over $16.2 million in cash and over $177.0 million in revolver availability
Power Fuels (Bakken) outperformed management estimates – unaudited 2H ’12 revenues of $173.2 million and EBITDA of $62.3 million, exceeding proxy EBITDA estimates th

Summary Financial & Operating Data

Key Points
Results include:
9 months of results for TFI
December results only for
Power Fuels
The Company generated
$352.0 and $2.5mm of 2012
revenue and net income,
respectively
Ending cash and net debt
balance of $16.2mm and
$549.9mm, respectively
Q4 EBITDA adjustments
totaled $18.9mm and included
transaction costs related to
various M&A/financing
transactions, accruals, loss on
sale and equipment
impairments, stock
compensation, and other
items
2012
($mm) FY 2011 Q1 Q2 Q3 Q4 FY2012
Income Statement Items:
Revenue $156.8 $55.0 $90.8 $93.1 $113.2 $352.0
EBITDA $25.7 $8.0 $12.1 $13.2 ($4.2) $29.1
% EBITDA Margin 16.4% 14.5% 13.3% 14.2% -3.7% 8.3%
Adj. EBITDA (1) $28.5 $10.3 $19.4 $17.3 $14.7 $61.6
% Adj. EBITDA Margin 18.2% 18.7% 21.3% 18.6% 13.0% 17.5%
Net Income ($0.1) ($3.9) $10.7 ($9.3) $5.0 $2.5
EPS $0.00 ($0.03) $0.07 ($0.06) $0.03 $0.02
Balance Sheet Items:
Cash $80.2 $129.9 $5.1 $11.7 $16.2
Accounts Receivable, net $48.0 $60.4 $78.1 $82.8 $117.5
Accounts Payable, net $20.0 $17.6 $32.0 $28.9 $29.5
Operating Working Capital (2) $28.4 $43.8 $45.2 $49.8 $78.9
Net PP&E $270.1 $292.0 $330.2 $332.8 $604.9
Total Assets $539.7 $629.3 $810.0 $826.8 $1,644.3
Net Debt $63.9 $21.5 $265.1 $257.8 $549.9
Total Equity $341.8 $422.7 $458.7 $470.1 $847.8
Net Cash Capex (PP&E) $150.9 $15.6 $9.4 $2.0 $9.9 $36.8
Total Liquidity (Revolver Availability + Cash) (3) $97.4 $217.6 $155.1 $160.7 $193.2
(1)
A reconciliation of net income to Adjusted EBITDA is included in the Appendix.
(2)
Operating Working Capital defined as current assets (ex cash) less accounts payable and accrued expenses.
(3)
12/31/12 liquidity - $325.0mm facility plus $16.2mm of cash less $147.0mm drawn on the facility and $1.0mm of letters of credit.

Business Transformation & Strategy 6

Expanding Management Team 90 Day Assessment
Operational
Improvement
Potential
Financial Profile
Operational improvement potential at legacy HWR - meaningfully increase revenues and margins
Pricing strategy, business mix and overhead structure
Business integration key focus & opportunity
Systems investments – tie electronically to customers’ ERP systems to build competitive barrier
Business is currently generating free cash flow
Cash flow to de-lever and / or continue to invest in growth
Liquidity in excess of $190 million – ample covenant cushion on revolver

Unique Growth
Opportunity
Heckmann positioned as solutions provider in a rapidly growing market
Environmental control and integrity the primary focus of oil and gas producers
Majors & international companies have spent over $150 billion in the past four years to buy into shales
Majors & Internationals highly HS&E focused - demonstrates value proposition of a national, multi-basin environmental solutions company
Capital Allocation
Capital discipline instituted - targeted M&A/capex focused on high-return projects that lever the delivery & collection network that has already been put in place
Management focused on re-investment of free cash flow in projects with accretive ROIC profile
Solutions Based
Strategy
Focused on customers’ needs – end-to-end environmental solutions
Differentiation from single service-focused competitors and larger competitors that provide environmental services as an ancillary product line
Leverage logistics strength in delivery, collections and disposal - expand treatment, recycling and solid disposal

Our Strategy:  Full Cycle Environmental Solutions
Delivery Collection Treatment
Fresh water to
drilling sites for
hydraulic
fracturing
Drilling mud
Water
procurement

Recycling Disposal
E&P liquid waste
from fracking
E&P liquid waste
from ongoing
production
E&P solid waste
Used oil filters
Anti-freeze
Used motor oil
into Reprocessed
Fuel Oil
Oily waste water
Used oil filters
Anti-freeze
E&P flowback
water
Liquid waste
Approximately 1,200 trucks
Approximately 4,200 frac tanks and 1,900
upright and other tanks
Approximately 200 rail cars
50 miles of freshwater delivery pipeline
50 miles of produced water collection pipeline
AWS plant – a wastewater treatment recycling
facility specifically designed to treat and recycle
water involved in the hydraulic fracturing
process in the Marcellus Shale area
34 TFI treatment facilities - process UMO into
RFO
46 liquid waste
disposal wells

Building Blocks of Business Transformation

2013 Initiatives In Process Completed
Expanding Senior
Management Team
Comprehensive
Business Review
Business
Organization Re-
Alignment
Optimizing Operating
& Administrative
Talent
Best Practices
Expansion
Business & Systems
Integration
Pricing Structure &
Value Proposition
Capital Allocation
Discipline
Expansion of
Treatment / Recycle
/ Disposal

Market Opportunity:  Treatment / Recycle /
Disposal Expansion

Key Demand Drivers
U.S. Shale Resources – step change in water
usage from hundreds of gallons of water to
millions of gallons of water and solid waste
production
Focus on Environment – perceived impact on
environment seen as biggest potential risk;
states moving toward stricter regulation; EPA
conducting study
Significant Capital To Be Spent – major/int’l
companies have spent over $150bn in the past
four years to acquire access to shale plays –
trillions more to be spent on development
Continued Consolidation by Majors – majors
who focus more on environmental, health, &
safety continue to gain larger positions
As regulations tighten and the majors acquire
more acreage/ramp up development, we
expect the industry to grow significantly
The ultimate market size will be determined by
the level of government regulation and self-
regulation, which we believe will increase as
the majors increase their U.S. onshore
footprint
Size $15-20bn TBD $190-200bn
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
NA E&P Capital Budgets NA E&P Waste
Management
NA Future E&P Waste
Management
10% 50%
90%
50%
Source: Wunderlich Securities research report.  Graphs use upper boundary of discussed ranges.

2013 Guidance 11

Financial Reporting Structure Evaluation

“Industrial
Recycling”
“Oil Shale
Solutions”
“Gas Shale
Solutions”
“Full Cycle Environmental Solutions”
Industrial
End-Market
Shale End-Market
Key Points
The Company is evaluating
moving towards reporting in
the following segments going
forward:  Industrial Recycling
Solutions, Oil Shale Solutions
and Gas Shale Solutions
Solutions-based approach
and structure
The new proposed structure
is focused on end-market
based reporting as opposed
to service-based (i.e., “Fluid”
and “Recycling”), highlighting
the Company’s evolution into
a full-cycle environmental
solutions provider for its
customers
Multiple touch points with
customers
Comprehensive
environmental solutions
package
Delivery
Collection
Treatment
Recycling
Disposal

Industry Commentary And What Our
Customers Are Saying…

“I never dreamed I’d be
spending at this level”
- Rex Tillerson, ExxonMobil CEO
March 7, 2013
“So our plan would be to
leverage those efficiencies
and be able to drill
additional wells…”
- Winston Bott, Continental COO
February 28, 2013
“Drilling permit activity was up
significantly in January.”
- Lynn Helms, Director of North Dakota’s
Department of Mineral Resources
February 15, 2013
“We need you to be a full-cycle
environmental solutions provider”
- Heckmann Customer
“The takeaway from our
Bakken/Three Forks asset is the
wells are getting better with
continued success in down-
spacing, the number of potential
locations is growing and this
provides us many years of high
IRR investment opportunity in
the play.”
- William R. Thomas, EOG President
February 14, 2013
“An energy renaissance in the
United States is redrawing the
global energy
map,
with
implications for energy markets
and trade.”
- IEA, World Energy Outlook
November 2012
“The United States is projected
to become the largest global
oil producer before 2020,
exceeding Saudi Arabia until
the mid-2020s.”
- IEA, World Energy Outlook
November 2012
“At our 2013 pace of 175 net
wells annually, this equates to
18 years of drilling from only
our Williston Basin and Central
Rockies locations and 26 years
of
drilling,
including our
prospective locations.”
- James J. Volker, Whiting CEO
February 28, 2013
“Exxon to Invest $190 Billion
Upstream Over Five Years”
- Wall Street Journal
March 6, 2013

Strong Forecasted Activity Growth in Our Core Basins

Source:  Jefferies & Company
Our business is driven by total activity levels in the
shale basins
Reductions in pressure pumping pricing and
dayrates for drilling rigs do NOT affect demand
for our environmental solutions
Oilfield service price reductions = well costs
reductions that improve economics for our
customers – positive for Heckmann
Approximately 8-10% of upstream capex spend
on environmental waste management –
operators more focused on drilling/completion
costs
Increase in rig efficiency – more wells being drilled
per rig per year
Segmenting 2013 activity estimates by basin shows
strong underlying growth in activity levels in our core
basins
Estimates on total horizontal footage drilled show
strong growth building through 2013
Rig Count vs Activity Growth:  2Q:12 to 4Q:13
Source:  Jefferies & Company
Horizontal Footage Drilled Activity Levels
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
5%
6%

Q1:12 Q2:12 Q3:12 Q4:13 Q1:13 Q2:13 Q3:13 Q4:14
Horizontal Footage Drilled (million feet) Sequential Change
-
-40%
-20%
0%
20%
40%
60%
80%
100%
120%
140%
Rig Count Change
Annual Run Rate Wells Drilled Change

2013 Outlook
2013 looking like mirror of 2012 directionally – steadily
increasing activity throughout year
Customers are increasing activity levels in 2013 with activity expected to be back-end weighted
In the first half of 2013, a large customer plans to bring 70 wells to production, whereas, in the second half of 2013,
it expects to bring 105 wells online
In addition, inclement weather in the first couple months of the year has slowed activity
HS&E is the primary demand driver for our solutions
Some challenges of 2H:2012 are subsiding
Continued weak natural gas prices, with some encouraging
signs in the Haynesville
Continued momentum from high oil prices and reset of capital budgets
Some customers calling for flat spending activity in 2013 with increased activity levels – impact of drilling efficiences
Environmental revenue will grow relative to E&P customer capex budgets
Full line of services becomes even more important in current market – customers high-grade vendors
Opportunity to gain market share in early 2013 by selling full cycle solution
Includes liquids, solids, oily water – from cradle to grave
15
FY2013 Guidance
Item Range
Revenues $750 – 825 mm
Adj. EBITDA $200 – 220 mm
Capex $90 – 110 mm

Heckmann is Becoming Nuverra… 16

17

18

19

20

21
Timeline

Mar Apr May Jun July Aug Sept Oct Nov Dec
Announcement
Shareholder Vote
New Name and Ticker Symbol
Employee Training
Operational Rollout to Customers
Trading Monday, May 13
th
under “NES”

Appendix 22

Adjusted EBITDA Reconciliation (Unaudited)

Twelve Months
Three Months Ended,
2012 2011 12/31/12 9/30/12 6/30/12 3/31/12
Net income (loss) from continuing operations 2.5 $                        (0.1) $                      5.0 $                        (9.3) $                      10.7 $                      (3.9) $
Depreciation 42.0 21.4 14.3 9.7 10.0 8.0
Amortization 16.6 3.9 5.2 5.3 4.9 1.3
Interest expense, net 26.6 4.2 10.7 7.0 6.8 2.1
Income taxes (58.6) (3.8) (39.4) 0.6 (20.3) 0.4
EBITDA 29.1 $                      25.6 $                      (4.2) $                      13.2 $                      12.1 $                      8.0 $
Transaction & integration 9.0 2.6 5.8 1.4 1.5 0.3
A/R reserve accrual 4.4 - 4.4 - - -
Environmental accrual 1.7 - 1.4 - 0.3 -
Loss on disposal of assets/asset impairment 7.8 - 6.0 1.7 - -
Stock-based compensation 3.6 2.1 1.2 0.9 0.8 0.7
Other 6.0 (1.8) 0.1 - 4.6 1.3
Adjusted EBITDA from continuing operations 61.6 $                      28.5 $                      14.7 $                      17.3 $                      19.3 $                      10.3 $
Ended December 31,